UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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STRAN & COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

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Stran & Company, Inc.

2 Heritage Drive, Suite 600

Quincy, MA 02171

Notice of Action Taken Pursuant to Written Consent of Stockholders

Dear Stockholder:

This Information Statement is being mailed or furnished to the stockholders of Stran & Company, Inc., a Nevada corporation (“we,” “us” or the “Company”), in connection with the authorization by unanimous written consent of the corporate actions described below by the Company’s Board of Directors on December 10, 2021 and the subsequent approval of such corporate action by the written consent, dated December 10, 2021, of those stockholders of the Company entitled to vote 9,800,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) representing approximately 65.4% of the votes entitled to be cast by the holders of the Common Stock regarding the matters approved thereby (the “Written Consent”). Accordingly, all necessary corporate approvals required pursuant to the Nevada Revised Statutes (the “NRS”) and the Company’s Articles of Incorporation (the “Articles”) in connection with the matters referred to herein have been obtained. This Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

You are encouraged to carefully read the Information Statement, including the appendix and related exhibits, for further information regarding these actions. In accordance with Rule 14c-2, the approval of the action described herein will be deemed effective at a date that is 20 days after the date the Definitive Information Statement has been mailed or furnished to our stockholders. The Definitive Information Statement is first being mailed or furnished to stockholders on or about January __, 2022.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. The Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

By Order of the Board of Directors

January __, 2022

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED

TO STOCKHOLDERS ON OR ABOUT [    ], 2022

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

STRAN & COMPANY, INC.

2 Heritage Drive, Suite 600

Quincy, MA 02171

INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The following corporate action was unanimously authorized and approved by the written consent of the Board of Directors of the Company dated December 10, 2021 and the holders of shares of Common Stock entitled to vote approximately 65.4% of the Company’s outstanding voting stock on December 10, 2021, a copy of which is attached as APPENDIX A (the “Stockholder Consent”): The Stockholder Consent approved the Company’s entry into a securities purchase agreement dated as of December 8, 2021 (the “Purchase Agreement”) and related agreements whereby, among other things, the Company was required to issue and sell to certain accredited investors (the “Purchasers”), and the Purchasers were required to acquire from the Company up to an aggregate of 4,371,926 shares of the Common Stock (the “Shares”) and common stock purchase warrants (the “Warrants”) for the purchase of up to an aggregate of 5,464,903 additional shares of the Company’s common stock (the “Warrant Shares”), or 1.25 Warrants for each Share, at a price of $4.97 per Warrant Share (the “Financing”), as well as take other actions necessary or appropriate for the Company to carry out the Financing, including the issuance of the Shares and the Warrants to the Purchasers on December 10, 2021 pursuant to the Purchase Agreement, the issuance of the Warrant Shares upon the exercise of the Warrants, and the filing with the Securities and Exchange Commission (“SEC”) and delivery to stockholders of the Company of this Information Statement on Schedule 14C and any other actions that may be required for the Company to be in compliance with covenants in the Purchase Agreement.

The Company’s board of directors elected to seek the written consent of stockholders in order to comply with the requirements of the Purchase Agreement. The Purchase Agreement requires that the Company obtain such approvals as are required by the applicable rules and regulations of The Nasdaq Stock Market LLC (or any successor entity) from the stockholders of the Company to render inapplicable the provisions of clause (i) of the definition of “Floor Price” (as defined in the Warrants). Such approvals may be obtained by written consent of a majority of the Company’s stockholders, so long as prior to February 28, 2022, such written consents are obtained, and in accordance with Exchange Act Rule 14c-2 at least twenty (20) days shall have transpired from the date on which a written information statement containing the information specified in Schedule 14C detailing such approval shall have been filed with the SEC and delivered to stockholders of the Company.

The terms, reasons and general effect of the Stockholder Consent are described further in “NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS” below.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about January __, 2022. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

Outstanding Shares and Voting Rights

As of January __, 2022, the Company had [19,573,982] shares of its Common Stock issued and outstanding. Each share of the Common Stock entitles its holder to one vote on any matter submitted to the stockholders. The stockholders who voted in favor of approval of the Financing by written consent holding a majority of shares of Common Stock outstanding as of the date of such Written Consent are described in “AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS”. No other consents are being solicited in connection with this Information Statement. No consideration was paid for their Written Consent.

Under the NRS, unless otherwise provided in the articles of incorporation or the bylaws, in general, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. The Company’s Articles and amended and restated bylaws (“bylaws”) provide substantially the same voting rights for actions by stockholders taken without a meeting as provided under the NRS.

Interests of Certain Persons in Matters to Be Acted Upon

None of our officers and directors, nor any of their associates, has any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock).

USE OF PROCEEDS

After deducting the estimated placement agent’s fees and Financing expenses payable by us, we received net proceeds of $19,779,052.09 from the Financing.

We plan to use the net proceeds of the Financing as follows:

●	25% of the net proceeds (approximately $4.9 million) for acquisitions and partnerships (although no such acquisition target has yet been identified), particularly with the following attributes:

●	Geographic balance, with a focus on acquiring a company in the branded merchandise space based in the Western United States (including Texas, California, Colorado, Oregon, or Washington state) in the $5-10 million revenue range;

●	Smaller promotional companies in the $2-5 million revenue range who lack our programmatic capabilities but have a minimum of 30% gross margins and comparable or improved profitability; and

●	Businesses with complimentary offerings to increase our portfolio of services and depth of expertise in these additional industries: Packaging; Loyalty & Incentive; Decorators (for screen printer, embroidery, direct-to-garment, rub-on transfers, etc.); and Event/Tradeshow Services;

●	20% of the net proceeds (approximately $4.0 million) for investments in technology and expanding corporate infrastructure;

●	15% of the net proceeds (approximately $3.0 million) for expansion of our sales team and marketing efforts; and

●	40% of the net proceeds (approximately $7.9 million) for general working capital and other corporate purposes.

The foregoing represents our current intentions to use and allocate the net proceeds of the Financing based upon our present plans and business conditions. Our management, however, will have broad discretion in the way that we use the net proceeds of the Financing. Pending the final application of the net proceeds of the Financing, we intend to invest the net proceeds of the Financing in short-term, interest-bearing, investment-grade securities.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

On December 10, 2021, our board of directors unanimously adopted resolutions approving the Financing and recommended that our stockholders approve it. On December 10, 2021, the following stockholders (the “Majority Stockholders”) executed and delivered the Written Consent to us:

Name of Stockholder	Number of Shares
Andrew Stranberg	5,100,000
Andrew Shape	3,400,000
Randolph Birney	800,000
Theseus Capital Ltd.	500,000
TOTAL	9,800,000

Pursuant to our Articles and bylaws, in general, any action required or permitted by law, the Articles, or the bylaws to be taken at a meeting of the stockholders of the Company may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders holding at least a majority of the voting power.

Pursuant to the NRS and our Articles and bylaws, approval of the Financing at a meeting would require the vote of the holders of a majority of the shares having voting power present in person or represented by proxy at such meeting, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote. Holders of shares of our Common Stock are entitled to one (1) vote per share. As of the time and date of the Written Consent, December 10, 2021, there were 14,987,951 shares of Common Stock issued and outstanding, of which 9,800,000 shares, or 65.4%, were held by the Majority Stockholders.

Accordingly, we have obtained all necessary corporate approvals in connection with the Financing. We are not seeking written consent from any other stockholder, and other stockholders will not be given an opportunity to vote with respect to the Financing. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by Written Consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the action taken by the Majority Stockholders was by written consent, there will be no stockholders meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

NOTICE TO STOCKHOLDERS OF ACTION
APPROVED BY CONSENTING STOCKHOLDERS

The following actions have been approved by the Written Consent of the holders of Common Stock, whose vote collectively represents approximately 65.4% of the votes entitled to be cast by the holders of the Common Stock regarding the matters approved thereby.

The Stockholder Consent approved the Purchase Agreement and related agreements whereby, among other things, the Company was required to issue and sell to the Purchasers, and the Purchasers were required to acquire, the Shares and the Warrants from the Company, as well as take other actions necessary or appropriate for the Company to carry out the Financing, including the issuance of the Shares and the Warrants to the Purchasers on December 10, 2021 pursuant to the Purchase Agreement, the issuance of the Warrant Shares upon the exercise of the Warrants, and the filing with the SEC and delivery to stockholders of the Company of this Information Statement on Schedule 14C and any other actions that may be required for the Company to be in compliance with the covenants of the Purchase Agreement. Each Purchaser received 1.25 Warrants for each Share purchased in the Financing, with an exercise price of $4.97 per Warrant Share.

Why we are seeking stockholder approval.

On December 8, 2021, the Company engaged EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”) as the Company’s placement agent for the Financing pursuant to a Placement Agency Agreement (the “PAA”). Pursuant to the PAA, the Company agreed to pay EF Hutton a cash placement fee equal to 8.0% of the gross proceeds of the Offering, an additional cash fee equal to 0.5% of the gross proceeds raised by the Company in the offering for non-accountable expenses, and also agreed to reimburse EF Hutton up to $100,000 for accountable expenses. In addition, the Company agreed to issue EF Hutton or its designees warrants to purchase 3.0% of the total number of Shares issued in the Financing, at the same exercise price as the Warrants to be sold to investors in the Financing (the “Placement Agent Warrants”).

On December 8, 2021, pursuant to the Purchase Agreement, the Company agreed to sell and issue the Shares and Warrants for aggregate consideration of cash payments of $21,728,472.22. The Warrants are immediately exercisable on the date of issuance, have an initial exercise price per share of $4.97, and expire five years from the date of issuance. They also have certain downward pricing adjustment mechanisms, including with respect to any subsequent equity sale that is deemed a dilutive issuance, in which case the Warrants will be subject to a floor price of $4.80 per Warrant Share before stockholder approval is obtained and effective, and after stockholder approval is obtained and effective, such floor price will be reduced to $1.00 per Warrant Share, as set forth in the Warrants.

On December 10, 2021, pursuant to the Purchase Agreement, the Company completed the sale and issuance of the Shares and the Warrants. On the same date, the Company issued the Placement Agent Warrants to EF Hutton’s designees for the purchase of an aggregate of 131,158 shares of Common Stock at an exercise price of $4.97 per share.

Our Common Stock is listed for trading on The NASDAQ Stock Market LLC (“NASDAQ”). NASDAQ Listing Rule 5635(d), referred to herein as the “NASDAQ 20% Rule,” requires a company with securities listed on NASDAQ to obtain stockholder approval if the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), is for less than book or market value equaling 20% or more of the common stock or 20% or more of the voting power outstanding as measured by the lower of the last closing price of the stock immediately preceding the signing of the binding agreement and the average closing price for the five trading days immediately preceding the signing of the binding agreement. The threshold of the NASDAQ 20% Rule is determined based on the number of shares of all classes of Common Stock outstanding immediately before the issuance. On December 8, 2021, the Common Stock’s preceding closing price was $5.66 and its preceding five-trading day average closing price was $4.80. Due to the floor price of $4.80 per Warrant Share that will be in effect prior to the effectiveness of the stockholder approval of the Financing, we are currently not required to limit the number of shares issuable upon exercise of the Warrants under the NASDAQ 20% Rule.

However, we must seek stockholder approval of the Financing to comply with covenants in the Purchase Agreement in order to allow the floor price to be lowered to $1.00 per share and therefore allow us to issue the Warrant Shares at a price than is lower than what the NASDAQ 20% Rule would allow to be sold without stockholder approval. Under the Purchase Agreement, the Company is required to hold a meeting of stockholders at the earliest practicable date but in no event later than February 28, 2022 for the purpose of obtaining shareholder approval of the Financing to allow for the Warrant Shares’ exercise price to be reset down to the lesser of the floor price of $1.00 per Warrant Share or the price per share in any subsequent equity sale that is deemed a dilutive issuance, with the recommendation of the Company’s Board of Directors that such proposal be approved, or obtain the written consent of a majority of its stockholders covering the shareholder approval so long as prior to February 28, 2022, such written consents are obtained and in accordance with Exchange Act Rule 14c-2 at least 20 days shall have transpired from the date on which a written information statement containing the information specified in Schedule 14C detailing such shareholder approval shall have been filed with the SEC and delivered to stockholders of the Company.

In addition, unless stockholder approval has been obtained and deemed effective, the Company may not make any issuance whatsoever of Common Stock or Common Stock Equivalents which would cause any adjustment of the exercise price of the Warrants below $4.80 per share (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Purchase Agreement), ignoring for such purposes the restriction on the floor price to $4.80 prior to such stockholder approval. Each Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

To the extent required by the NASDAQ 20% Rule, we have received stockholder approval of the issuance of Warrant Shares, the effectiveness of which is contingent on the filing of this Information Statement with the SEC and further notification of our stockholders of such action by means of furnishing to each stockholder this Information Statement.

Registration Rights of the Purchasers

Under the terms of a Registration Rights Agreement entered into with the Purchasers, the Company is required to file a resale registration statement (the “Registration Statement”) with the SEC to register for resale the Shares, the Warrant Shares and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants, in no event later than 15 calendar days after the date of the Purchase Agreement (the “Subscription Date”), and to have such Registration Statement declared effective no later than 30 calendar days of the Subscription Date. The Company will be required to use its best efforts to keep the Registration Statement effective until all such shares of Common Stock are sold or may be sold may be sold without restriction pursuant to Rule 144 under the Securities Act of 1933, as amended, and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. The Company will be obligated to pay liquidated damages of 2% of the subscription amounts to the Purchasers if the Company fails to file the Registration Statement when required, fails to file or cause the Registration Statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of the Registration Statement pursuant to the terms of the Registration Rights Agreement, and the Company must also pay such liquidated damages every month following such failure that the Company fails to cure such failure.

Under the Purchase Agreement, from the Subscription Date until 60 days following the effective date pursuant to which all Shares and Warrant Shares are registered for resale under a registration statement filed with the SEC, the Company may not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or securities convertible or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents”), other than as contemplated by the Purchase Agreement or (ii) file any registration statement or any amendment or supplement thereto, in each case other than as contemplated pursuant to the Registration Rights Agreement entered into between each Purchaser and the Company on the same date, and, moreover, the Company may not effect any of the actions described above with respect to an at-the-market offering for a period of six months following the effective date of a registration statement pursuant to which all Shares and Warrant Shares are registered for resale.

Effect of approval of the Financing on our stockholders.

Based on the 5,464,903 Warrant Shares that we would be required to issue if the Purchasers exercised the Warrants for as low as $1.00 per share, as well as the 131,158 shares of Common Stock that must be issued if EF Hutton’s designees exercised their Placement Agent Warrants for $4.97 per share, there may be significant dilution to our stockholders’ ownership, voting power and right to participate in dividends or other payments from future earnings, if any, and may cause a decline in the market price of our Common Stock. A decline in our market price could impair our ability to raise funds in additional equity or debt financings.

In addition to the foregoing, the increase in the number of shares of Common Stock issued in connection with the exercise of the Warrants and the Placement Agent Warrants may have an incidental anti-takeover effect in that the additional shares of Common Stock issued could dilute the stock ownership of parties seeking to obtain control of the Company. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions. However, we currently know of no specific effort to accumulate our securities or to gain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Notwithstanding the foregoing, we believe the benefits of the effectiveness of the approval of the Financing exceed the potential dilutive effects and related risks described above. Our ability to succeed on our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. The Financing raised net cash proceeds of approximately $19.8 million (after deducting the placement agent fee and expenses of the Financing). The Company intends to use the net cash proceeds from the Financing for acquisitions and partnerships, investments in technology and expanding corporate infrastructure, expansion of its sales team and marketing efforts and for general working capital and administrative purposes.

Warrants

The Company issued the Warrants for the purchase of 5,464,903 Warrant Shares, at an initial exercise price of $4.97 per share, the number of Warrant Shares and exercise price each being subject to adjustment provided under the Warrants. The Warrants are immediately exercisable on the date of issuance, and expire five years from the date of issuance.

The Warrants also have certain downward pricing adjustment mechanisms. If at any time the Warrants are outstanding, if the Company issues or sells Common Stock, or convertible securities or options issuable or exchangeable into Common Stock (a “Dilutive Issuance”), under which such Common Stock is sold for a consideration per share less than the exercise price then in effect, the exercise price of the Warrant will be adjusted to the Dilutive Issuance price in accordance with the formulas provided in the Warrant subject to a floor price. The floor price will be $4.80 per Warrant Share before stockholder approval of the Financing is obtained and effective. After stockholder approval is obtained and effective, the floor price will change to $1.00 per Warrant Share.

The Warrants also have customary antidilution provisions with respect to stock splits and equity dividends by which the exercise price of the Warrant Shares and number of shares purchasable under the Warrants will be changed proportionately; participation rights in certain asset distributions and rights offerings and certain changes of control and other major corporate changes; and will be provided comparable rights to alternative consideration if provided to shareholders with respect to certain transactions. If there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Purchaser, then the Warrants may also be exercised, in whole or in part, by means of a “cashless exercise”. The Warrants may not be exercised if, after giving effect to the exercise by the Purchaser, the Purchaser would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of the Warrant Shares. Upon not less than 61 days’ prior notice to the Company, a Warrant holder may increase or decrease the ownership limitation, provided that the ownership limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of the Warrant Shares.

Placement Agent Warrants

As partial payment for its placement agent services, the designees of the Placement Agent were issued Placement Agent Warrants for the purchase of 3% of the number of shares of Common Stock purchased by the Purchasers. The Placement Agent Warrants become exercisable on June 8, 2022 and expire on December 8, 2026. The Placement Agent Warrants have an initial exercise price equal to the exercise price of the Warrants, or $4.97 per share, and otherwise have the same antidilution provisions as the Warrants, except that the exercise price of the Placement Agent Warrants will not change as a result of a Dilutive Issuance (as defined above). If at the time of an exercise of such Placement Agent Warrants there is no effective registration statement registering, or no current prospectus available for, the resale of the shares that may be purchased under the Placement Agent Warrants, then the Placement Agent Warrants may also be exercised, in whole or in part, by means of a “cashless exercise”. The Placement Agent Warrants have the same registration rights provided to the Purchasers under the Registration Rights Agreement. The Placement Agent Warrants may not be exercised if, after giving effect to the exercise the holder would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of the shares purchased pursuant to exercise of the Placement Agent Warrants. Upon not less than 61 days’ prior notice to the Company, the holder may increase or decrease the ownership limitation, provided that the ownership limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to exercise of the Placement Agent Warrants.

ABSENCE OF DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to our stockholders under the NRS in connection with the Financing.

No Interests of Related Persons

No director or executive officer of our company at any time since the beginning of the last fiscal year has any interest in the Financing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of January __, 2022 by (i) each of our named executive officers and directors; (ii) all of our named executive officers and directors as a group; and (iii) each person who is known by us to beneficially own more than 5% of our common stock. Unless otherwise specified, the address of each of the persons set forth below is c/o Stran & Company, Inc., 2 Heritage Drive, Suite 600, Quincy, MA 02171, Attn: Chief Financial Officer.

Name of Beneficial Owner	Position of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Andrew Stranberg(3)	Chairman, Secretary and Treasurer	Common Stock	5,600,000	[28.6]
Andrew Shape(4)	President, Chief Executive Officer and Director	Common Stock	3,400,000	[17.4]
Randolph Birney(5)	Executive Vice President	Common Stock	800,000	[4.1]
Christopher Rollins(6)	Chief Financial Officer	Common Stock	46,000	*
John Audibert(7)	Vice President of Growth and Strategic Initiatives	Common Stock	30,000	*
Travis McCourt(8)	Director	Common Stock	4,559	*
Alan Chippindale(8)	Director	Common Stock	4,559	*
Alejandro Tani(8)	Director	Common Stock	4,559	*
Ashley Marshall(8)	Director	Common Stock	4,559	*
All executive officers and directors (9 persons)		Common Stock	9,884,966	[50.5]

*	Less than 1%

(1)	Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as set forth below, each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

(2)	A total of [19,573,982] shares of Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of January __, 2022. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(3)	Mr. Stranberg was granted options to purchase 400,000 shares of Common Stock on November 12, 2021. The options have an exercise price of $4.15 per share and a term of ten years. They are subject to vesting over a four (4) year period with twenty-five percent (25%) of the options vesting on the first anniversary of the date of grant and the balance of the options (seventy-five percent (75%)) vesting monthly over the following three (3) years after the first anniversary of the date of grant at a rate of 1/36 per month. None of the options are exercisable within 60 days of January __, 2022 and therefore are not considered to be beneficially owned at that time.

On May 24, 2021, Mr. Stranberg transferred 700,000 shares of Common Stock to Theseus Capital Ltd., or Theseus, pursuant to a stock purchase agreement.  Pursuant to a different arrangement with Mr. Stranberg from Mr. Shape and Mr. Birney’s (described below), Theseus paid Mr. Stranberg a nominal cash purchase price of $100 for the Common Stock. Theseus does not have any relationship with the Company other than as a stockholder, and its payment for Mr. Stranberg’s stock was made to Mr. Stranberg and not to the Company. In connection with this agreement, Theseus executed an irrevocable proxy providing that Mr. Stranberg may vote and exercise all voting and related rights with respect to the shares. The irrevocable proxy will automatically terminate with respect to any shares that Theseus sells in a transaction or series of transactions on any national securities exchange or other trading market on which the shares then trade. On or around November 16, 2021, an order to transfer 200,000 of the shares by Theseus to another holder was approved by Mr. Stranberg, the representative of our initial public offering underwriters, and the Company and processed by its transfer agent. Due to the current or potential shared voting and investment powers that Mr. Stranberg retained over the shares that Mr. Stranberg transferred to Theseus, the 500,000 shares of Common Stock that are still held by Theseus are included in Mr. Stranberg’s beneficial ownership total and the beneficial ownership total for all executive officers and directors for purposes of complying with the beneficial ownership rules of the SEC. Mr. Stranberg disclaims beneficial ownership over the shares held by Theseus except to the extent of his pecuniary interest therein.

(4)	On May 24, 2021, Mr. Stranberg transferred 3,400,000 shares of common stock to Mr. Shape pursuant to a stock purchase agreement at a price per share that is equal to $0.1985 per share, being the price of our shares as of December 31, 2020 determined through an independent valuation of the Company dated April 27, 2021, in accordance with Section 409A of the Internal Revenue Code of 1986, as amended. Mr. Shape paid the purchase price for the shares to Mr. Stranberg through the delivery to Mr. Stranberg of a promissory note. The promissory note provides for 2% simple annual interest, and principal and accrued interest must be repaid by the note’s third anniversary. The note grants a security interest to Mr. Stranberg in the transferred stock as to the repayment obligations under the note. The stock is subject to a lockup provision providing that one-half of the purchased shares may not be sold until the second anniversary of the date of the stock purchase agreement; provided, however, that such restriction on transfer will expire at a rate of 1/48th of the shares subject to the restriction per month over such two year period.

Mr. Shape was granted options to purchase 323,810 shares of Common Stock on November 12, 2021.  The options have an exercise price $4.15 per share, a term of ten years and are subject to vesting over a four (4) year period with twenty-five percent (25%) of the options vesting on the first anniversary of the date of grant and the balance of the options (seventy-five percent (75%)) vesting monthly over the following three (3) years after the first anniversary of the date of grant at a rate of 1/36 per month. None of the options will be exercisable within 60 days of January __, 2022 and therefore are not considered to be beneficially owned at that time.

(5)	On May 24, 2021, Mr. Stranberg transferred 800,000 shares of common stock to Mr. Birney pursuant to a stock purchase agreement at a price per share that is equal to $0.1985 per share, being the price of our shares as of December 31, 2020 determined through an independent valuation of the Company dated April 27, 2021, in accordance with Section 409A of the Internal Revenue Code of 1986, as amended. Mr. Birney paid the purchase price for the shares to Mr. Stranberg through the delivery to Mr. Stranberg of a promissory note. The promissory note provides for 2% simple annual interest, and principal and accrued interest must be repaid by the note’s third anniversary. The stock is subject to a lockup provision providing that one-half of the purchased shares may not be sold until the second anniversary of the date of the stock purchase agreement; provided, however, that such restriction on transfer will expire at a rate of 1/48th of the shares subject to the restriction per month over such two year period.

Mr. Birney was granted options to purchase 76,190 shares of Common Stock on November 12, 2021.  The options have an exercise price of $4.15 per share, a term of ten years and are subject to vesting over a four (4) year period with twenty-five percent (25%) of the options vesting on the first anniversary of the date of grant and the balance of the options (seventy-five percent (75%)) vesting monthly over the following three (3) years after the first anniversary of the date of grant at a rate of 1/36 per month. None of the options will be exercisable within 60 days of January __, 2022 and therefore are not considered to be beneficially owned at that time.

(6)	Mr. Rollins was granted options to purchase 81,000 shares of Common Stock and 10,000 restricted shares of Common Stock on November 12, 2021. The options have an exercise price of $4.15 per share and a term of ten years. Both the restricted stock and the stock options vest in accordance with the following vesting schedule: The restricted stock and options vest over a two-year period with 33% of the restricted stock and options vesting immediately upon issuance and the balance of the restricted stock and options (67%) vesting monthly over the following two years at a rate of 1/24 per month. Mr. Rollins will be provided with standard executive benefits. 35,000 of the options will not be exercisable within 60 days of January __, 2022 and therefore are not considered to be beneficially owned at that time.

(7)	Mr. Audibert was granted options to purchase 53,000 shares of our common stock and 10,000 restricted shares of Common Stock on November 12, 2021. The options have an exercise price $4.15 and a term of ten years. Both the options and restricted shares are subject to vesting over a three (3) year period with one-third (1/3) of the restricted stock and options vesting on each of the first, second and third anniversaries of the date of grant. None of the options or restricted stock will have vested within 60 days of the date of this prospectus and therefore are not considered to be beneficially owned at that time. On December 2, 2021, Mr. Audibert’s wholly-owned company Josselin Capital Advisors, Inc., a consultant to the Company, was granted 20,000 restricted shares of Common Stock and an option to purchase 65,000 shares of Common Stock at a price per share of $3.90. The shares are subject to vesting over a three-month period with all shares vesting on the three-month anniversary of the date of grant. The options vest in portions based on the attainment of certain performance-based criteria. As none of these performance-based criteria have been met as of January __, 2022, these options are not considered to be beneficially owned at that time.

(8)	Each of Mr. McCourt, Mr. Chippindale, Mr. Tani, and Ms. Marshall were granted options to purchase 5,000 shares of Common Stock and 2,892 restricted shares of Common Stock on November 12, 2021. The restricted shares vest in four (4) equal quarterly installments commencing in the quarter ending March 31, 2022. The options vest in twelve (12) equal monthly installments over the first year following the date of grant, subject to the recipient continuing in service on the board of directors of the Company through each such vesting date. 3,333 of the options of each recipient will not be exercisable within 60 days of January __, 2022 and therefore are not considered to be beneficially owned at that time.

We do not currently have any arrangements which if consummated may result in a change of control of our company.

STOCKHOLDERS ENTITLED TO INFORMATION STATEMENT

This Information Statement is being mailed to you on or about January __, 2022.  We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

On January __, 2022, our board of directors established January __, 2022 as the record date for the determination of stockholders entitled to receive this Information Statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We may deliver only one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy was delivered, upon written or oral request to us at the following address and telephone number:

2 Heritage Drive, Suite 600

Quincy, MA 02171

Attn: Chief Financial Officer

Telephone: 800-833-3309

In addition, a stockholder can direct a notification to us at the phone number and mailing address listed above that the stockholder wishes to receive a separate information statement in the future. Stockholders sharing an address that receive multiple copies can request delivery of a single copy of the information statements by contacting us at the phone number and mailing address listed above.

WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports, proxy statements and other information with the SEC. You may read and copy this information at, or obtain copies of this information by mail from, the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the SEC at (800) SEC-0330 for further information about the public reference room. Our filings with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at www.sec.gov. Additionally, we will make these filings available, free of charge, on our website at www.stran.com as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the SEC. The information on our website, other than these filings, is not, and should not be, considered part of this Information Statement and is not incorporated by reference into this Information Statement.

APPENDIX A

STRAN & COMPANY, INC.

WRITTEN CONSENT OF STOCKHOLDERS

TO ACTION TAKEN WITHOUT A MEETING

December 10, 2021

The undersigned, being the record holders of a majority of the issued and outstanding shares of Common Stock of Stran & Company, Inc., a Nevada corporation (the “Company”), acting pursuant to the provisions of Section 78.320 of the Nevada Revised Statutes and the Company’s Bylaws, do hereby waive all notice of the time, place and purpose of a special meeting and hereby consent and agree to the adoption of the following resolutions, with the same force and effect as if made at a duly convened and held meeting of the stockholders of the Company:

BACKGROUND

On December 8, 2021, the Company entered into a Securities Purchase Agreement, with all exhibits and schedules thereto in the form attached hereto as Exhibit A (the “Securities Purchase Agreement”), the Registration Right Agreement in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), the form of Warrant in the form attached hereto as Exhibit C (the “Warrant”), whereby, among other things, the Company will issue and sell to certain accredited investors (as such term is defined in Regulation D under the Securities Act of 1933, as amended), to be identified by the Company (the “Purchasers”), and the Purchasers will acquire from the Company, up to an aggregate of 4,371,926 shares of the Company’s common stock (the “Shares”) and common stock purchase warrants (the “Warrants”), for the purchase of an aggregate of approximately 5,464,903 shares of the Company’s common stock (the “Warrant Shares”) at a price of $4.97 per share (which shall include 1.25 Warrants for each share purchased) (the “Financing”). All capitalized terms used in this Shareholder Consent and not otherwise defined herein shall have the respective meanings defined in the Securities Purchase Agreement.

On December 8, 2021, the Company entered into an engagement agreement (the “Engagement Agreement”) with EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”) attached hereto as Exhibit D, pursuant to which EF Hutton will act as the placement agent in connection with the Financing, and in connection therewith, shall enter into the placement agent’s warrant in the form attached hereto as Exhibit E (the “Placement Agent’s Warrant”).

On December 9, 2021, the Company entered into or shall enter into an escrow agreement with Salem Five Cents Savings Bank and EF Hutton, the form of which is attached hereto as Exhibit F (the “Escrow Agreement”).

The Board of Directors of the Company (the “Board”) has approved and recommended that the Company’s stockholders to approve and adopt the terms of the Financing, the Engagement Agreement with EF Hutton and to authorize the Company to enter into the Securities Purchase Agreement, the Registration Rights Agreement, the Warrant, the Engagement Agreement, the Placement Agent’s Warrant, and the Escrow Agreement.

RESOLUTIONS

NOW, THEREFORE, be it

RESOLVED, that the terms of the Financing are hereby approved and adopted in all respects; and be it further

RESOLVED, that the form, terms and provisions of the Securities Purchase Agreement including its exhibits and schedules, the Registration Right Agreement, the Warrant, the Engagement Agreement, the Placement Agent’s Warrant, and the Escrow Agreement are hereby approved and adopted in all respects; and be it further

RESOLVED, that the officers authorized by the Board be, and they hereby are, authorized and empowered to take or cause to be taken any such actions, to execute such agreements, documents and instruments and to make such filings as may be necessary or appropriate in order to carry out the intent and accomplish the purpose of the foregoing resolution, and all such actions heretofore taken by the officers or directors in connection therewith are hereby ratified and approved.

This Written Consent may be executed and delivered by facsimile, portable document file (.pdf) or other electronic means permitted under Nevada Revised Statutes, which shall be deemed to have the same effect as originals.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this written consent effective as of the date first above written.

/s/ Andrew C. Stranberg
Andrew C. Stranberg

/s/ Andrew Shape
Andrew Shape

/s/ Ronald Bauer
Theseus Capital Ltd.
By: Ronald Bauer
Title: Managing Partner

/s/ Randolph Birney
Randolph Birney

EXHIBIT A

FORM OF SECURITIES PURCHASE AGREEMENT

 (See Attached)

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of December 8, 2021, between Stran & Company, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1(a).

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Bevilacqua PLLC, U.S., with offices located at 1050 Connecticut Avenue, NW, Suite 500, Washington, DC 20036.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise instructed as to an earlier time by the Placement Agent, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise instructed as to an earlier time by the Placement Agent.

“Effective Date” means the earliest of the date that (a) the initial Registration Statement has been declared effective by the Commission, (b) all of the Shares and Warrant Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, (c) following the one year anniversary of the Closing Date provided that a holder of Shares or Warrant Shares is not an Affiliate of the Company, or (d) all of the Shares and Warrant Shares may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions and Company Counsel has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the Shares and Warrant Shares pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Escrow Agent” means Salem Five Cents Savings Bank, with offices at 210 Essex Street, Salem, MA 01970.

“Escrow Agreement” means the escrow agreement entered into prior to the date hereof, by and among the Company, the Escrow Agent and the Placement Agent pursuant to which the Purchasers shall deposit Subscription Amounts with the Escrow Agent to be applied to the transactions contemplated hereunder

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company or consultants of the Company who are not also officers or directors pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company; provided, that with respect to issuances to consultants who are not also officers or directors, such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11(a) herein, (b) warrants to the Placement Agent in connection with the transactions pursuant to this Agreement and any securities upon exercise of such warrants to the Placement Agent, securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11(a) herein, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) shares of Common Stock, options or convertible securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11(a) herein, (e) shares of Common Stock, options or convertible securities issued to in connection with the provision of goods pursuant to transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11(a) herein and (f) shares of Common Stock, options or convertible securities issued in connection with sponsored research, collaboration, technology license, development, marketing or other similar agreements or strategic partnerships approved a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11(a) herein.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(bb).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Per Share Purchase Price” equals $4.97 for one share of Common Stock plus 1.25 Warrants, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means EF Hutton.

“Placement Agent Counsel” means Robinson & Cole LLP, with offices located at 1055 Washington Boulevard, Stamford, CT 06901.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.2(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.2(b).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company to render inapplicable the provisions of clause (i) of the definition of “Floor Price” (as defined in the Warrants).

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange, (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants, the Registration Rights Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means VStock Transfer, LLC, the current transfer agent of the Company, with a mailing address of 18 Lafayette Place, Woodmere, NY 11598 and any successor transfer agent of the Company.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.11(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be immediately exercisable and shall have a term of exercise equal to five (5) years, in the form of Exhibit C attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, at a price of $4.97 per share (which shall include 1.25 Warrants for each share purchased), up to an aggregate of $21,728,472 of Shares and Warrants. Each Purchaser shall deliver to the Escrow Agent, via wire transfer or a certified check, immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and the Company shall deliver to each Purchaser its respective Shares and a Warrant, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Placement Agent Counsel or such other location as the parties shall mutually agree.

2.2 Deliveries at Closing.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a legal opinion of Company Counsel, in form and substance reasonably acceptable to the Placement Agent and each Purchaser;

(iii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser, or, at the election of such Purchaser, evidence of the issuance of such Purchaser’s Shares hereunder as held in DRS book-entry form by the Transfer Agent and registered in the name of such Purchaser, which evidence shall be reasonably satisfactory to such Purchaser;

(iv) a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 125% of such Purchaser’s Shares, with an exercise price equal to $4.97, subject to adjustment therein;

(v) the Company shall have provided each Purchaser with the Company’s and the Escrow Agent’s wire instructions, in each case on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer; and

(vi) the Registration Rights Agreement duly executed by the Company.

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Escrow Agent, as applicable, the following:

(i) to the Company, this Agreement duly executed by such Purchaser;

(ii) to the Escrow Agent or the Company, such Purchaser’s Subscription Amount payable with respect to the Securities being acquired at the Closing by wire transfer to the account specified in writing by the Company the Escrow Agreement; and

(iii) to the Company, the Registration Rights Agreement duly executed by such Purchaser.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v) the Company shall have received the clearance of the Nasdaq Capital Market with respect to the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents; and

(vi) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission pursuant to the Registration Rights Agreement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws and (v) Shareholder Approval (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(g) Capitalization. The capitalization of the Company as of the date hereof is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1(g) or as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as set forth on Schedule 3.1(i), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(j) Litigation. Except as set forth on Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). None of the Actions set forth on Schedule 3.1(j), (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets. Except where the failure to possess could not reasonably be expected to result in a Material Adverse Effect, the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance, except where the failure to possess could not reasonably be expected to result in a Material Adverse Effect.

(p) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r) Transactions with Affiliates and Employees. Except as set forth on Schedule 3.1(r), none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(s) Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(t) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents, other than payment of commissions, fees and expenses payable to the Placement Agent. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(u) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(v) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(w) Registration Rights. Other than each of the Purchasers and EF Hutton, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(x) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(y) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(z) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(aa) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(bb) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(bb) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(cc) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(dd) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ee) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(ff) Accountants. The Company’s accounting firm is set forth on Schedule 3.1(ff) of the Disclosure Schedules. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2021.

(gg) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(hh) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ii) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(g) and 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(jj) Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(kk) Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(ll) Cybersecurity.  (i)(x) There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(mm) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(nn) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(oo) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(pp) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(qq) No Disqualification Events.  With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(rr) Other Covered Persons. Other than the Placement Agent, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(ss) Notice of Disqualification Events. The Company will notify the Purchasers and the Placement Agent in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(f) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Such Purchaser acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired.  Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any Affiliate may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it.  In connection with the issuance of the Securities to such Purchaser, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to such Purchaser.

(g) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders (as defined in the Registration Rights Agreement) thereunder.

(c) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144 (assuming cashless exercise of the Warrants), (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144 (assuming cashless exercise of the Warrants), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent or the Purchaser if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by a Purchaser, respectively. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Shares or Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144 (assuming cashless exercise of the Warrants), or if the Shares or Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares or Warrant Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Warrant Shares shall be issued free of all legends. The Company agrees that at such time as such legend is no longer required under this Section 4.1(c), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend.

(d) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to a Purchaser by the Legend Removal Date a certificate representing the Securities so delivered to the Company by such Purchaser that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Shares or Warrant Shares that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Shares or Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

(e) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Furnishing of Information; Public Information.

(a) If the Common Stock is not registered under Section 12(b) or 12(g) of the Exchange Act on the date hereof, the Company agrees to cause the Common Stock to be registered under Section 12(g) of the Exchange Act on or before the 60th calendar day following the date hereof. Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b) At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the aggregate Subscription Amount of such Purchaser’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required  for the Purchasers to transfer the Shares and Warrant Shares pursuant to Rule 144.  The payments to which a Purchaser shall be entitled pursuant to this Section 4.2(b) are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured.  In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7 Use of Proceeds. Except as set forth on Schedule 4.7 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

4.8 Indemnification of Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.9 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.10 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares and Warrant Shares on such Trading Market and promptly secure the listing of all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer. In addition, the Company shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) at the earliest practicable date after the date hereof, but in no event later than February 28, 2022 for the purpose of obtaining Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Shareholder Approval. If the Company does not obtain Shareholder Approval at the first meeting, the Company shall call a meeting every four (4) months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Warrants are no longer outstanding. Notwithstanding the foregoing, the Company may, in lieu of holding a special meeting of shareholders as aforesaid, obtain the written consent of a majority of its shareholders covering the Shareholder Approval so long as prior to February 28, 2022, such written consents are obtained and in accordance with Exchange Act Rule 14c-2 at least twenty (20) days shall have transpired from the date on which a written information statement containing the information specified in Schedule 14C detailing such Shareholder Approval shall have been filed with the SEC and delivered to shareholders of the Company.

4.11 Subsequent Equity Sales.

(a) From the date hereof until sixty (60) days following the Effective Date pursuant to which all Shares and Warrant Shares are registered for resale, neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents other than as contemplated by this Agreement. or (ii) file any registration statement or any amendment or supplement thereto, in each case other than as contemplated pursuant to the Registration Rights Agreement; provided, however, that neither the Company nor any Subsidiary shall effect any of the actions described in clauses (i) or (ii) of this Section 4.11(a) with respect to an at-the-market offering for a period of six (6) months following the Effective Date pursuant to which all Shares and Warrant Shares are registered for resale.

(b) From the date hereof until such time as no Purchaser holds any of the Warrants, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Notwithstanding the foregoing definition of Variable Rate Transaction, an “at-the-market” offering of securities under an effective shelf registration statement shall not be considered a Variable Rate Transaction.

(c) Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(d) Notwithstanding the foregoing, this Section 4.11 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

4.12 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.13 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules.  Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.4.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.14 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.15 Capital Changes. Until the one year anniversary of the Effective Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares.

4.16 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Shares and Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.17 Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.18 Lock-Up Agreements. The Company, on behalf of itself and any successor entity, has agreed in an underwriting agreement dated November 8, 2021 entered into with the Placement Agent as the representative for the underwriters listed therein (the “Underwriting Agreement”) that, without the prior written consent of the Placement Agent, it will not, for a period of 180 days after the date of the Underwriting Agreement (the “Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or caused to be filed any registration statement with the SEC relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (iii) complete any offering of debt securities of the Company, other than entering into a line of credit with a traditional bank or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii), (iii) or (iv) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise. In addition, each of the Company’s directors, officers and stockholders as of November 8, 2021 has agreed that for a period of 180 days after the date thereof, without the prior written consent of the Placement Agent, they will not, directly or indirectly, (i) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any common stock of the Company or any securities convertible into or exercisable or exchangeable for the common stock of the Company, whether now owned or hereafter acquired by such person or with respect to which such person has or hereafter acquires the power of disposition; (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities; (iii) make any demand for or exercise any right with respect to the registration of any such securities; or (iv) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any such securities. The Company agrees that if any party subject to the above-mentioned lock-up restrictions breaches any such provisions, the Company shall promptly use its best efforts to seek specific performance of such terms.

4.19 Restrictions on Issuances until Shareholder Approval. Unless Shareholder Approval has been obtained and deemed effective, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents which would cause any adjustment of the exercise price of the Warrants below $4.80 per share (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Purchase Agreement), ignoring for such purposes clause (i) of the definition of “Floor Price” (as defined in the Warrants). Each Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

ARTICLE V.
MISCELLANEOUS

5.1 Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. At the Closing, the Company has agreed to (i) pay the Placement Agent a fee equal to 8% of the gross proceeds received from the sale of the Common Stock and Warrants; (ii) issue the Placement Agent five-year Warrants to purchase such number of shares, at $4.97 per share, as shall be equal to 3% of the shares sold in the offering; (iii) reimburse the Placement Agent for all of its accountable expenses and (iv) pay the Placement Agent a non-accountable expense equal to 0.5% of the gross proceeds received by the Company at the closing of this offering. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least 50.1% in interest of the Shares based on the initial Subscription Amounts hereunder (or, prior to the Closing, the Company and each Purchaser) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. The Placement Agent shall be the third party beneficiary of the representations and warranties of the Company in Section 3.1 and the representations and warranties of the Purchasers in Section 3.2. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.8.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through Placement Agent Counsel. Placement Agent Counsel does not represent any of the Purchasers and only represents the Placement Agent. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18 Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

stran & company, inc.	Address for Notice:
2 Heritage Drive, Suite 600
Quincy, MA 02171

By	Email:
Name: Andrew Shape	Fax:
Title: Chief Executive Officer and President

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO STRAN SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: ______________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount @$4.97 for one Share plus 1.25 Warrants: $_________________

Shares: _________________

Warrants: ______________ Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%

EIN Number: _______________________

[SIGNATURE PAGES CONTINUE]

EXHIBIT A

FORM OF LEGAL OPINION

(See Attached)

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

(See Attached)

EXHIBIT C

FORM OF COMMON STOCK PURCHASE WARRANTS

(See Attached)

EXHIBIT B

 FORM OF REGISTRATION RIGHTS AGREEMENT

(See Attached)

Registration Rights Agreement

This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 8, 2021, between Stran & Company, Inc., a Nevada corporation (the “Company”), and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and each Purchaser (the “Purchase Agreement”).

The Company and each Purchaser hereby agrees as follows:

1. Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(c).

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 30th calendar day following the date hereof and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 30th calendar day following the date on which an additional Registration Statement is required to be filed; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(d).

“Event Date” shall have the meaning set forth in Section 2(d).

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 15th calendar day following the date hereof and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all Shares, (b) all Warrant Shares then issued and issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein) and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

2. Shelf Registration.

(a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(e)) and shall contain (unless otherwise directed by at least 85% in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex A and substantially the “Selling Stockholder” section attached hereto as Annex B; provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. (New York City time) on a Trading Day. The Company shall immediately notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. (New York City time) on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within one (1) Trading Day of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 2(d).

(b) Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e); with respect to filing on Form S-3 or other appropriate form, and subject to the provisions of Section 2(d) with respect to the payment of liquidated damages; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(c) Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(d), if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

a.	First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities;

b.	Second, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders); and

c.	Third, the Company shall reduce Registrable Securities represented by Shares (applied, in the case that some Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Shares held by such Holders).

In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(d) If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date (if the Company files the Initial Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) herein, the Company shall be deemed to have not satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective, or (iv) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the Commission by the Effectiveness Date of the Initial Registration Statement, or (v) after the effective date of a Registration Statement and during the Effectiveness Period, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iii) the date which such ten (10) calendar day period is exceeded, and for purpose of clause (v) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 2.0% multiplied by the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

(e) If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(f) Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as any Underwriter without the prior written consent of such Holder.

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Trading Days prior to the Filing Date or by the end of the fourth (4th) Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided, however, that in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

(e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(g) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i) If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(j) Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(j) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages otherwise required pursuant to Section 2(d), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(k) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(l) After becoming eligible to use Form S-3, the Company shall use its best efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

(m) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. The Company’s obligation to register any Registrable Securities of a Holder is conditioned upon such Holder providing the information required by this Agreement within the time periods set forth herein and during any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, in investigating, preparing or defending against any litigation, commenced or threatened, or any claim arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue or alleged untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(f).

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s information provided in the Selling Stockholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto. In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Except as set forth on Schedule 6(b) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement so long as no new securities are registered on any such existing registration statements.

(c) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).

(d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 50.1% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Security), provided that, if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall be required. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6(d). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under Section 5.7 of the Purchase Agreement.

(g) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(i), neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(h) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(i) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(m) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

********************

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above

STRAN & COMPANY, INC.

By:
Name:	Andrew Shape
Title:	Chief Executive Officer

[SIGNATURE PAGE OF HOLDERS TO STRAN RRA]

Name of Holder:__________________________________________________________________________

Signature of Authorized Signatory of Holder:_________________________________________________

Name of Authorized Signatory: _______________________________________________________________

Title of Authorized Signatory: _______________________________________________________________

[SIGNATURE PAGES CONTINUE]

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the Trading Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	settlement of short sales;

●	in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 or any other exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex B

SELLING SHAREHOLDERS

The common stock being offered by the selling shareholders are those previously issued to the selling shareholders, and those issuable to the selling shareholders, upon exercise of the warrants. For additional information regarding the issuances of those shares of common stock and warrants, see “Private Placement of Shares of Common Stock and Warrants” above. We are registering the shares of common stock in order to permit the selling shareholders to offer the shares for resale from time to time. Except for the ownership of the shares of common stock and the warrants, the selling shareholders have not had any material relationship with us within the past three years.

The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling shareholders. The second column lists the number of shares of common stock beneficially owned by each selling shareholder, based on its ownership of the shares of common stock and warrants, as of [December 10] , 2021, assuming exercise of the warrants held by the selling shareholders on that date, without regard to any limitations on exercises.

The third column lists the shares of common stock being offered by this prospectus by the selling shareholders.

In accordance with the terms of a registration rights agreement with the selling shareholders, this prospectus generally covers the resale of the sum of (i) the number of shares of common stock issued to the selling shareholders in the “Private Placement of Shares of Common Stock and Warrants” described above and (ii) the maximum number of shares of common stock issuable upon exercise of the related warrants, determined as if the outstanding warrants were exercised in full as of the trading day immediately preceding the date this registration statement was initially filed with the SEC, each as of the trading day immediately preceding the applicable date of determination and all subject to adjustment as provided in the registration right agreement, without regard to any limitations on the exercise of the warrants. The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.

Under the terms of the warrants, a selling shareholder may not exercise the warrants to the extent such exercise would cause such selling shareholder, together with its affiliates and attribution parties, to beneficially own a number of shares of common stock which would exceed 4.99% or 9.99%, as applicable, of our then outstanding common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of such warrants which have not been exercised. The number of shares in the second and fourth columns do not reflect this limitation. The selling shareholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Name of Selling Shareholder	Number of shares of Common Stock Owned Prior to Offering	Maximum Number of shares of Common Stock to be Sold Pursuant to this Prospectus	Number of shares of Common Stock Owned After Offering

Annex C

STRAN & COMPANY, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Stran & Company, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Stockholder:

Telephone: _____________________________________________________________________________________
Fax: ___________________________________________________________________________________________
Contact Person: __________________________________________________________________________________

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ☐   No  ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes  ☐  No  ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes  ☐  No  ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐  No  ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner: _______________________

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

EXHIBIT C

FORM OF WARRANT

 (See Attached)

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

Stran & Company, Inc.

Warrant Shares:__________________	Initial Exercise Date: December 10, 2021
Termination Date: December 10, 2026

This COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date referred to above as the Initial Exercise Date (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on December 10, 2026 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Stran & Company, Inc., a Nevada corporation (the “Company”), up to ____ shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated December 8, 2021, among the Company and the purchasers listed in the Purchase Agreement.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by email (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $4.97, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant.  The Company agrees not to take any position contrary to this Section 2(c).

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61stday after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell, enter into an agreement to sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal the Base Share Price, provided, that if at any time the Base Share Price is less than the Floor Price (as defined below), the Exercise Price shall be reduced to equal the Floor Price; provided, further, if one or more Dilutive Issuances occurred prior to the Shareholder Approval being obtained and the reduction of the Exercise Price was limited by clause (i) of the definition of Floor Price, once the Shareholder Approval is obtained, the Exercise Price will automatically be reduced to equal the greater of (i) lowest Base Share Price with respect to any Dilutive Issuance that occurred prior to the Shareholder Approval being obtained, and (ii) the price determined by reference to clause (ii) of the definition of Floor Price. As used herein, the “Floor Price” shall mean (i) until the Shareholder Approval is obtained, $4.80 per share (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Purchase Agreement), and (ii) after the Shareholder Approval is obtained, $1.00 per share (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Purchase Agreement). Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of any issuance set forth in clause (a) (other than with respect to issuances to consultants), (b) or (c) of the definition of Exempt Issuance (as defined in the Purchase Agreement). The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. If the Company enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible price, conversion price or exercise price at which such securities may be issued, converted or exercised.

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (or any Subsidiary), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the public announcement of the applicable contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to this Section 3(e) and (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five Business Days of the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

h) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant, subject to the prior written consent of the Holder, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

Stran & Company, Inc.

By:
Name:
Title:

EXHIBIT A

NOTICE OF EXERCISE

To:	Stran & Company, Inc.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☐	if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: __________________________________________________________________

Signature of Authorized Signatory of Investing Entity: ____________________________________________

Name of Authorized Signatory: ______________________________________________________________

Title of Authorized Signatory: _______________________________________________________________

Date: ___________________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, ______

Holder’s Signature: ______________________________

Holder’s Address: ______________________________

EXHIBIT D

ENGAGEMENT AGREEMENT

 (See Attached)

December 8, 2021

Stran & Company, Inc.

2 Heritage Drive, Suite 600

Quincy, MA 02171

Attention: Andrew Shape, Chief Executive Officer

Dear Mr. Shape:

This letter (the “Agreement”) constitutes the agreement between EF Hutton, division of Benchmark Investments, LLC (“EF Hutton” or the “Placement Agent”) and Stran & Company, Inc. (the “Company”), that EF Hutton shall serve as the exclusive placement agent for the Company, on a “reasonable best efforts” basis, in connection with the proposed private placement (the “Placement”) of Common Stock of the Company (the “Shares”), par value $0.0001 per share (the “Common Stock”) and warrants to purchase Common Stock (the “Warrants,” the shares of Common Stock issuable upon exercise of the Warrants, the “Warrant Shares” and the Shares, Warrants and Warrant Shares, collectively, the “Securities”). The terms of the Placement shall be mutually agreed upon by the Company, EF Hutton and the purchasers of the Securities (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein constitutes that EF Hutton would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement, including, but not limited to, the Purchase Agreement (as hereinafter defined) shall be collectively referred to herein as the “Transaction Documents.” Each date on which there is a closing (each a “Closing”) of the Placement shall be referred to herein as a “Closing Date.” The Company expressly acknowledges and agrees that EF Hutton’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a legal or binding commitment by EF Hutton to purchase the Securities or introduce the Company to investors and does not ensure the successful placement of the Securities or any portion thereof or the success of EF Hutton with respect to securing any other financing on behalf of the Company. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Placement. The sale of the Securities to any Purchaser will be evidenced by a purchase agreement (the “Purchase Agreement”) between the Company and such Purchaser in a form reasonably acceptable to the Company and EF Hutton. Prior to the signing of the Purchase Agreement, officers of the Company will be available to answer inquiries from prospective Purchasers.

Notwithstanding anything herein to the contrary, in the event EF Hutton determines that any of the terms provided for hereunder shall not comply with a FINRA rule, including but not limited to FINRA Rule 5110, then the Company shall agree to amend this Agreement in writing upon the request of EF Hutton to comply with any such rules; provided that any such amendments shall not provide for terms that are less favorable to the Company.

Unless otherwise provided, all dollar amount in this Agreement shall be U.S. dollars.

SECTION 1. COMPENSATION. As compensation for the services provided by EF Hutton hereunder, the Company agrees to pay to EF Hutton:

(A) A cash fee payable in U.S. dollars equal to 8.0% of the gross proceeds received by the Company from Purchasers at each Closing (the “Cash Compensation”), plus a fee of 0.5% of the gross proceeds raised for non-accountable expenses related to the offering. The Cash Compensation shall be paid by wire transfer on the date of each Closing of the Placement from the gross proceeds of the Securities sold.

(B) The Company, at each Closing, will grant to EF Hutton warrants (the “Placement Warrants”) covering a number of the securities equal to the sum of three percent (3.0%) of the total number of Shares issued in the Placement to the Purchasers (the “Warrant Shares”) issued in the Placement at such Closing. The Placement Warrants will be exercisable six (6) months after the date of each Closing and expire five (5) years after such Closing. The Placement Warrants will be initially exercisable at a price per share equal to the exercise price of the Warrants issued in the Placement. Subject to FINRA Rule 5110, the Placement Agent will be entitled to the same registration rights as the Purchasers. The Placement Warrants may be exercised in whole or in part, shall provide for “cashless exercise”, and shall provide for customary anti-dilution protection for stock splits, combinations and the like.

(C) The Company also agrees to reimburse EF Hutton at each Closing for all of EF Hutton’s reasonable expenses, including, without limitation, fees and disbursements of EF Hutton’s counsel and all travel and other out-of-pocket expenses, incurred by EF Hutton in connection with the Placement up to $100,000. In the event this Agreement shall terminate prior to the consummation of the Placement, EF Hutton shall be entitled to reimbursement of its actual, out-of-pocket accountable expenses (including legal fees up to a maximum of $50,000) incurred by the Placement Agent in connection with the Placement. Expenses will be reimbursed on the date of the initial Closing or, if there is no Closing, on or prior to the Termination Date.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Each of the representations and warranties (together with any related disclosures in any disclosure schedules appended thereto) made by the Company to the Purchasers in the Transaction Documents, is hereby incorporated herein by reference (as though fully restated herein) and is, as of the date of this Agreement, hereby made to, and in favor of, the Placement Agent. In addition to the foregoing, the Company represents and warrants to the Placement Agent that:

(A) (i) the Company has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder; (ii) this Agreement has been duly authorized and executed and constitutes a legal, valid and binding agreement of such party enforceable in accordance with its terms; and (iii) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby does not conflict with or result in a breach of (y) the Company’s certificate of incorporation or by-laws or other charter documents or (z) any agreement to which the Company is a party or by which any of its property or assets is bound.

(B) All disclosure provided by the Company to the Placement Agent regarding the Company, its business and the transactions contemplated hereby, taken together with all filings the Company has made with the Securities and Exchange Commission, is true and correct in all material aspects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each filing made by the Company with the Securities and Exchange Commission since October 7, 2021 did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. To the best of the Company’s knowledge and belief, other than the current capital raising (of which this Agreement forms part), no event or circumstance has occurred or information exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which, under the applicable laws, rules or regulations, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(C) The Company has not taken and will not take any action, directly or indirectly, so as to cause the Placement to fail to be entitled to rely upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”). In effecting the Placement, the Company agrees to comply in all material respects with applicable provisions of the Act and any regulations thereunder and any applicable laws, rules, regulations and requirements (including, without limitation, all U.S. state law and all national, provincial, city or other legal requirements).

(D) The Company has the power to submit, and pursuant to Section 9 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the non-exclusive personal jurisdiction of any New York State or United States federal court located in the City of New York, Borough of Manhattan, (each, a “New York Court”). The Company has the power to designate, appoint and authorize, and pursuant to Section 9 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed an authorized agent for service of process in any action arising out of or relating to this Agreement or the Placement in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 9 of this Agreement.

SECTION 3. REPRESENTATIONS OF EF HUTTON. EF Hutton represents and warrants that it (i) is a member in good standing of FINRA, (ii) is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended, (iii) is licensed as a broker/dealer under the laws of the states applicable to the offers and sales of the Securities by EF Hutton, (iv) is and will be a body corporate validly existing under the laws of its place of incorporation; (v) has full power and authority to enter into and perform its obligations under this Agreement, (vi) the Placement Agent has not taken and will not take any action, directly or indirectly, so as to cause the Placement to fail to be entitled to rely upon the exemption from registration afforded by Section 4(a)(2) of the Act; (vii) in effecting the Placement, the Placement Agent agrees to comply in all material respects with applicable provisions of the Act and any regulations thereunder and any applicable laws, rules, regulations and requirements (including, without limitation, all U.S. state law and all national, provincial, city or other legal requirements), (viii) this Agreement has been duly authorized and executed and constitutes a legal, valid and binding agreement of EF Hutton enforceable in accordance with its terms, and (ix) neither the Placement Agent, any person compensated for soliciting investors in the Placement, nor any general partner, managing member, executive officer, director or officer of the Placement Agent participating in the Placement is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2). EF Hutton will immediately notify the Company in writing of any change in its status as such. EF Hutton covenants that it will use its reasonable best efforts to conduct the Transaction hereunder in compliance with the provisions of this Agreement and the requirements of applicable law.

SECTION 4. INDEMNIFICATION. The Company agrees to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification”) attached hereto as Addendum A, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement.

SECTION 5. ENGAGEMENT TERM.

(A) This Agreement will remain in effect until the earlier of (i) the Closing date of the Placement and (ii) the date a party terminates the engagement according with the terms of the next sentence. The engagement may be terminated by either party on ten (10) days prior written notice to the other party until a Closing has occurred. Following the final Closing of this Placement, this Agreement will automatically terminate. The date of termination of this Agreement is referred to herein from time to time as the “Termination Date.” If, within six (6) months after the Termination Date, the Company completes any financing of equity, equity-linked or debt or other capital raising activity of the Company (other than the exercise by any person or entity of any options, warrants or other convertible securities other than any warrants issued in connection with this Agreement) with any of the investors contacted by the Placement Agent in connection with the Placement (other than Company Introduced Purchasers), the Company will pay to the Placement Agent upon the closing of such financing the compensation set forth in Section 1 upon closing of such financing.

(B) Notwithstanding anything herein to the contrary, subject to the six (6) months limitation described in Section 5(A) above, the obligation to pay the compensation and expenses accruing prior to the Termination Date as described in Section 1, Section 4, this Section 5, Sections 9, 10 and 11 and all of Exhibit A attached hereto (the terms of which are incorporated by reference hereto), will survive any termination or expiration of this Agreement. The termination of this Agreement shall not affect the Company’s obligation to pay fees to the extent provided for in Section 1 herein and shall not affect the Company’s obligation to reimburse the expenses accruing prior to such Termination Date to the extent provided for herein. All such accrued fees and reimbursements due shall be paid to the Placement Agent on or before the Termination Date (in the event such fees and reimbursements are earned or owed as of the Termination Date) or upon the Closing of the Placement or any applicable portion thereof (in the event such fees are due pursuant to the terms of Section 1 hereof).

SECTION 6. EF HUTTON INFORMATION. The Company agrees that any information or advice rendered by EF Hutton in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without EF Hutton’s prior written consent.

SECTION 7. NO FIDUCIARY RELATIONSHIP; SECURITIES AND OTHER LAW COMPLIANCE.

(A) This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that EF Hutton is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of EF Hutton hereunder, all of which are hereby expressly waived.

(B) The Company, at its own expense, will use its best efforts to obtain any registration, qualification or approval required to sell any Securities under the laws (including U.S. state “blue sky” laws) of any applicable jurisdictions (including those of Canada or any instrumentality thereof).

SECTION 8. [INTENTIONALLY OMITTED]

SECTION 9. CLOSING. The obligations of the Placement Agent hereunder, and the closing of the sale of the Securities pursuant to the Purchase Agreement are subject to the accuracy, when made and on each Closing Date, of the representations and warranties on the part of the Company and its subsidiaries contained herein and in the Purchase Agreement, to the accuracy of the statements of the Company and its subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions, except as otherwise disclosed to and acknowledged by the Placement Agent:

(A) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(B) The Placement Agent shall have received as of each Closing Date the favorable opinions of legal counsel to the Company identified in the Purchase Agreement, dated as of such Closing Date, addressed to the Placement Agent in form and substance satisfactory to the Placement Agent.

(C) (i) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in its reports publicly filed with the Securities and Exchange Commission, any material loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Purchase Agreement and disclosure schedules thereto and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, otherwise as set forth in or contemplated by the Purchase Agreement and disclosure schedules thereto, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Purchase Agreement and disclosure schedules thereto.

(D) Subsequent to the execution and delivery of this Agreement and up to the Closing Date, there shall not have occurred any of the following: (i) trading in the Company’s securities generally on the applicable trading market shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Securities and Exchange Commission or by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole and reasonable judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Purchase Agreement.

(E) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect the business or operations of the Company.

(F) The Company shall have entered into a Purchase Agreement with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations, warranties and covenants of the Company as agreed between the Company and the Purchasers.

(G) On or prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request, including a secretary certificate and officer certificate in form and substance reasonably acceptable to the Placement Agent.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

SECTION 10. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

SECTION 11. ENTIRE AGREEMENT/MISC. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both EF Hutton and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery of the Securities, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof. The Company agrees that the Placement Agent may rely upon, and is a third party beneficiary of, the representations and warranties, and applicable covenants set forth in any such purchase, subscription or other agreement with the Purchasers in the Placement. For the avoidance of doubt, the right of first refusal provided to EF Hutton pursuant to the Underwriting Agreement, dated November 8, 2021, by and between the Company and EF Hutton, shall remain in full force and effect in accordance with its terms for the period set forth therein.

SECTION 12. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is sent to the email address specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is sent to the email address on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the third business day following the date of mailing, if sent by U.S. internationally recognized air courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

SECTION 13. SECURITIES AND OTHER LAW COMPLIANCE. The Company, at its own expense, will use its best efforts to obtain any registration, qualification or approval required to sell any securities under the laws (including U.S. state “blue-sky” laws) of any applicable jurisdictions or any instrumentality thereof.

SECTION 14. PRESS ANNOUNCEMENTS. The Company agrees that the Placement Agent shall, from and after any Closing, have the right to reference the Placement and the Placement Agent’s role in connection therewith in the Placement Agent’s marketing materials and on its website and to place advertisements in financial and other newspapers and journals, in each case at its own expense.

SECTION 15. CONFIDENTIALITY. The Placement Agent (i) will keep the Confidential Information (as such term is defined below) confidential and will not (except as required by applicable law or stock exchange requirement, regulation or legal process (“Legal Requirement”)), without the Company’s prior written consent, disclose to any person any Confidential Information, and (ii) will not use any Confidential Information other than in connection with the Placement. The Placement Agent further agrees to disclose the Confidential Information only to its Representatives (as such term is defined below) who need to know the Confidential Information for the purpose of the Placement, and who are informed by the Placement Agent of the confidential nature of the Confidential Information. The term “Confidential Information” shall mean, all confidential, proprietary and non-public information (whether written, oral or electronic communications) furnished by the Company to the Placement Agent or its Representatives in connection with the Placement Agent’s evaluation of the Placement. The term “Confidential Information” will not, however, include information which (i) is or becomes publicly available other than as a result of a disclosure by the Placement Agent or its Representatives in violation of this Agreement, (ii) is or becomes available to the Placement Agent or any of its Representatives on a non-confidential basis from a third-party, (iii) is known to the Placement Agent or any of its Representatives prior to disclosure by the Company or any of its Representatives, or (iv) is or has been independently developed by the Placement Agent and/or the Representatives without use of any Confidential Information furnished to it by the Company. The term “Representatives” shall mean the Placement Agent’s directors, board committees, officers, employees, financial advisors, attorneys and accountants. This provision shall be in full force until the earlier of (a) the date that the Confidential Information ceases to be confidential and (b) two (2) years from the date hereof. Notwithstanding any of the foregoing, in the event that the Placement Agent or any of its Representatives are required by Legal Requirement to disclose any of the Confidential Information, the Placement Agent and its Representatives will furnish only that portion of the Confidential Information which the Placement Agent or its Representative, as applicable, is required to disclose by Legal Requirement as advised by counsel, and will use reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information so disclosed.

[The remainder of this page has been intentionally left blank.]

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to EF Hutton the enclosed copy of this Agreement.

Very truly yours,

EF HUTTON

By:	/s/ Sam Fleischman
Name:	Sam Fleischman
Title:	Supervisory Principal

Address for notice:

590 Madison Avenue, 39th Floor
New York, NY 10022
Attention: Joseph Rallo
Email: jrallo@efhuttongroup.com

Accepted and Agreed to as of the date first written above:

STRAN & COMPANY, INC.

By:	/s/ Andrew Shape
Name:	Andrew Shape
Title:	Chief Executive Officer

Address for notice:
2 Heritage Drive, Suite 600
Quincy, MA 02171
Attention: Andrew Shape, Chief Executive Officer
Email: andyshape@stran.com

ADDENDUM A

INDEMNIFICATION PROVISIONS

Capitalized terms used in this Addendum shall have the meanings ascribed to such terms in the Agreement to which this Addendum is attached:

In addition to and without limiting any other right or remedy available to the Placement Agent and the Indemnified Parties (as hereinafter defined), the Company agrees to indemnify and hold harmless Placement Agent and each of the other Indemnified Parties from and against any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements, and any and all actions, suits, proceedings and investigations in respect thereof and any and all legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise (including, without limitation, the reasonable costs, expenses and disbursements, as and when incurred, of investigating, preparing, pursing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which any Indemnified Party is a party)) (collectively, “Losses”), directly or indirectly, caused by, relating to, based upon, arising out of, or in connection with, Placement Agent’s acting for the Company, including, without limitation, any act or omission by Placement Agent in connection with its acceptance of or the performance or non-performance of its obligations under the Agreement between the Company and Placement Agent to which these indemnification provisions are attached and form apart, any breach by the Company of any representation, warranty, covenant or agreement contained in the Agreement (or in any instrument, document or agreement relating thereto, including any agency agreement), or the enforcement by Placement Agent of its rights under the Agreement or these indemnification provisions, except to the extent that any such Losses are found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of the Indemnified Party seeking indemnification hereunder.

The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement of Placement Agent by the Company or for any other reason, except to the extent that any such liability is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from such Indemnified Party’s gross negligence or willful misconduct.

These Indemnification Provisions shall extend to the following persons (collectively, the “Indemnified Parties”): Placement Agent, its present and former affiliated entities, managers, members, officers, employees, legal counsel, agents and controlling persons (within the meaning of the federal securities laws), and the officers, directors, partners, stockholders, members, managers, employees, legal counsel, agents and controlling persons of any of them. These indemnification provisions shall be in addition to any liability, which the Company may otherwise have to any Indemnified Party.

If any action, suit, proceeding or investigation is commenced, as to which an Indemnified Party proposes to demand indemnification, it shall notify the Company with reasonable promptness; provided, however, that any failure by an Indemnified Party to notify the Company shall not relieve the Company from its obligations hereunder unless the Indemnified Party’s ability to defend such action, suit, proceeding or investigation is materially impaired by such failure. If counsel for an Indemnified Party reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and the Indemnified Party, the Indemnified Party shall have the right to retain a separate counsel of its own choice to represent it, and the fees, expenses and disbursements of no more than one such separate counsel shall be borne by the Company. Any such counsel shall, to the extent consistent with its professional responsibilities, cooperate with the Company and any counsel designated by the Company. The Company shall be liable for any settlement of any claim against any Indemnified Party made with the Company’s written consent. The Company shall not, without the prior written consent of Placement Agent, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise or consent (i) includes, as an unconditional term thereof, the giving by the claimant to all of the Indemnified Parties of an unconditional release from all liability in respect of such claim, and (ii) does not contain any factual or legal admission by or with respect to an Indemnified Party or an adverse statement with respect to the character, professionalism, expertise or reputation of any Indemnified Party or any action or inaction of any Indemnified Party.

In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these indemnification provisions is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Company shall contribute to the Losses to which any Indemnified Party may be subject (i) in accordance with the relative benefits received by the Company and its stockholders, subsidiaries and affiliates, on the one hand, and the Indemnified Party, on the other hand, and (ii) if (and only if) the allocation provided in clause (i) of this sentence is not permitted by applicable law, in such proportion as to reflect not only the relative benefits, but also the relative fault of the Company, on the one hand, and the Indemnified Party, on the other hand, in connection with the statements, acts or omissions which resulted in such Losses as well as any relevant equitable considerations. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for fraudulent misrepresentation. The relative benefits received (or anticipated to be received) by the Company and its stockholders, subsidiaries and affiliates shall be deemed to be equal to the aggregate consideration payable or receivable by such parties in connection with the transaction or transactions to which the Agreement relates relative to the amount of fees actually received by Placement Agent in connection with such transaction or transactions. Notwithstanding the foregoing, in no event shall the amount contributed by all Indemnified Parties exceed the amount of fees previously received by Placement Agent pursuant to the Agreement.

Neither termination nor completion of the Agreement shall affect these Indemnification Provisions which shall remain operative and in full force and effect. The Indemnification Provisions shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Indemnified Parties and their respective successors, assigns, heirs and personal representatives.

EXHIBIT E

Form of Placement Agent’s Warrant

 (See Attached)

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

REPRESENTATIVE’S PURCHASE WARRANT

Stran & Company, Inc.

Warrant Shares: ______	Initial Exercise Date: June 8, 2022
Issue Date: December 8, 2021

This REPRESENTATIVE’S PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date referred to above as the Initial Exercise Date (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on December 8, 2026 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Stran & Company, Inc., a Nevada corporation (the “Company”), up to ____ shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated December 8, 2021, among the Company and the purchasers listed in the Purchase Agreement.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by email (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $4.97, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=

as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(68) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on The New York Stock Exchange, the NYSE American or any tier of The Nasdaq Stock Market (each, a “Trading Market”), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock are then listed or quoted as reported by Bloomberg (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is listed or quoted on the OTCQB or OTCQX (each as operated by OTC Markets Group, Inc., or any successor market), the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on the OTCQB or OTCQX Markets and if prices for the Common Stock are then reported in the OTC Pink Market published by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a Common Stock as determined by an independent appraiser selected in good faith by the Board of Directors of the Company and reasonably acceptable to the Holder, the fees and expenses of which shall be paid by the Company.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c).

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

d)	Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e)  Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.

In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61stday after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution (other than cash) of stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Fundamental Transaction. Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f)   Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. Pursuant to FINRA Rule 5110(e)(1), neither this Warrant nor any Warrant Shares issued upon exercise of this Warrant shall be sold, transferred, assigned, pledged or hypothecated, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of the securities by any person for a period of 180 days immediately following the commencement of sales of the offering pursuant to which this Warrant is being issued, except as permitted under FINRA Rule 5110(e)(2). Subject to the foregoing restriction, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. This Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Registration Rights. The Holder shall be entitled to the registration rights provided to the purchasers pursuant to that certain Registration Rights Agreement, dated December 8, 2021, among the Company and the purchasers signatory thereto.

Section 6. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Governing Law; Venue. This Warrant shall be deemed to have been executed and delivered in New York and both this Warrant and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York applicable to agreements wholly performed within the borders of such state and without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Holder and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Holder and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Holder mailed by certified mail to the Holder’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Holder, in any such suit, action or proceeding. THE HOLDER (ON BEHALF OF ITSELF, ITS SUBSIDIARIES AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT HOLDER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED BY THIS WARRANT.

f)   Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any and all notices or other communications or deliveries to be provided hereunder shall be made in accordance with Section 5.4 of the Purchase Agreement.

i)   Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)   Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l)   Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

Stran & Company, Inc.

By:
Name:
Title:

EXHIBIT A

NOTICE OF EXERCISE

To: Stran & Company, Inc.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☐	if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ___________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _____________________________________________

Name of Authorized Signatory: _______________________________________________________________

Title of Authorized Signatory: ________________________________________________________________

Date: ____________________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, ______

Holder’s Signature:_______________________

Holder’s Address:_______________________

EXHIBIT F

Escrow Agreement

(See Attached)

This ESCROW AGREEMENT (this “Agreement”) dated as of this 9th day of December, 2021 by and among Stran & Company, Inc., a Nevada corporation duly qualified as a foreign corporation in the Commonwealth of Massachusetts (the “Company”), having an address at 2 Heritage Drive, Quincy, Massachusetts; EF HUTTON, division of Benchmark Investments, LLC, (the “Placement Agent”), having an address at 590 Madison Avenue, 39th Floor, New York, New York 10022, and Salem Five Cents Savings Bank, a Massachusetts savings bank (the “Escrow Agent”), with its principal corporate trust office at 210 Essex Street, Salem, Massachusetts 01970. The Company, the Escrow Agent and the Placement Agent are collectively referred to as “Parties” and individually, a “Party.”

W I T N E S S E T H:

WHEREAS, the Company proposes to sell shares of its common stock and warrants to purchase shares of its common stock (collectively, the “Securities”), for an offering amount of up to $21,728,484.99 (the “Maximum Offering Amount”) in a best efforts private placement offering (the “Offering”) to investors (each, an “Investor”); and

WHEREAS, subject to all of the conditions to closing being satisfied or waived, the closing(s) of the Offering shall take place on or before December 10, 2021 or may be terminated on the date which the Company and the Placement Agent elect to terminate the Offering in their sole discretion (the date of termination in accordance with the foregoing being the “Termination Date”); and

WHEREAS, in connection with the Offering, the Company entered into a Placement Agency Agreement with the Placement Agent and a Securities Purchase Agreement and the documents that are exhibits thereto with each Investor, and certain other agreements, documents, instruments and certificates necessary to carry out the purposes thereof (collectively, the “Transaction Documents”); and

WHEREAS, the Company and the Placement Agent desire to establish an escrow account with the Escrow Agent into which the Company and the Placement Agent shall instruct the Investors to deposit checks and other instruments for the payment of money made payable to the order of “Salem Five Cents Savings Bank, as Escrow Agent for Stran & Company Escrow,” and the Escrow Agent is willing to accept said checks and other instruments for the payment of money in accordance with the terms hereinafter set forth; and

WHEREAS, there is no minimum offering amount and all funds shall be promptly returned to the potential Investors in the event the Offering is not consummated on or prior to the Termination Date, or if the Company rejects all or a part of a particular potential Investor’s subscription; and

NOW, THEREFORE, IT IS AGREED as follows:

ARTICLE 1
ESCROW DEPOSIT

Section 1.1 Delivery of Escrow Funds.

(a) The Placement Agent and the Company shall instruct the Investors to deliver to Escrow Agent checks made payable to the order of “Salem Five Cents Savings Bank, as Escrow Agent for Stran & Company Escrow”, or wire transfer to:

Bank Name: Salem Five Cents Savings Bank Bank Address: 210 Essex Street,

Salem MA 01970 ABA #: 211370558

A/C #: 10001374713

A/C Name: Stran & Company, Inc. Escrow Account Account Address: 2 Heritage

Drive, Quincy, MA 02171

Attention:   Nathan Buckley  (Nathan.Buckley@Salemfive.com)

                   John Malloy (John.Malloy@Salemfive.com)

                   Crissy Busteed (Crissy.Busteed@Salemfive.com)

International Wires in U.S. Dollars:

SWIFT CODE: SAVVUS33

All such checks and wire transfers remitted to the Escrow Agent shall be accompanied by information identifying each Investor, subscription, the Investor’s social security or taxpayer identification number and address. In the event the Investor’s address and/or social security number or taxpayer identification number are not provided to Escrow Agent by the Investor, then the Placement Agent and/or the Company agree to promptly upon request provide the Escrow Agent with such information in writing. The checks or wire transfers shall be deposited into a non interest-bearing account at Salem Five Cents Savings Bank entitled “Stran & Company Escrow” (the “Escrow Account”).

(b) The collected funds deposited into the Escrow Account are referred to as the “Escrow Funds.”

(c) The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of any funds deposited into the Escrow Account. If, for any reason, any check deposited into the Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to return the check to the Investor and advise the Company and the Placement Agent promptly thereof.

(d) All funds received by the Escrow Agent shall be held only in non-interest bearing bank accounts at Salem Five Cents Savings Bank.

Section 1.2 Release of Escrow Funds. The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

(a) In the event that the Company advises the Escrow Agent in writing that the Offering has been terminated, the Escrow Agent shall promptly return the funds paid by each Investor to such Investor without interest or offset;

(b) At the closing of the Offering, the Company and the Placement Agent shall provide the Escrow Agent with written instructions regarding the disbursement of the Escrow Funds in accordance with Exhibit A attached hereto and made a part hereof and signed by the Company and the Placement Agent (the “Disbursement Instructions”) and the Escrow Agent shall promptly disburse the Escrow Funds in accordance with the Disbursement Instructions.

(c) If by 5:00 P.M. Eastern time on the Termination Date, the Escrow Agent has not received written Disbursement Instructions from the Company and the Placement Agent regarding the disbursement of the Escrow Funds in the Escrow Account, if any, then the Escrow Agent shall promptly return such Escrow Funds, if any, to the Investors without interest or offset. The Escrow Funds returned to the Investors shall be free and clear of any and all claims of the Escrow Agent.

(d) The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal.

(e) The Placement Agent or the Company will provide the Escrow Agent with the payment instructions for each Investor, to whom the funds should be returned in accordance with this section.

(f) In the event that the Escrow Agent makes any payment to any other party pursuant to this Agreement and for any reason such payment (or any portion thereof) is required to be returned to the Escrow Account or another party or is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a receiver, trustee or other party under any bankruptcy or insolvency law, other federal or state law, common law or equitable doctrine, then the recipient party shall repay to the Escrow Agent upon written request the amount so paid to it.

(g) The Escrow Agent shall, in its sole discretion, comply with judgments or orders issued or process entered by any court with respect to the Escrow Funds, including without limitation any attachment, levy or garnishment, without any obligation to determine such court’s jurisdiction in the matter and in accordance with its normal business practices. If the Escrow Agent complies with any such judgment, order or process, then it shall not be liable to any of the Parties or any other person by reason of such compliance, regardless of the final disposition of any such judgment, order or process.

(h) Each Party understands and agrees that the Escrow Agent shall have no obligation or duty to act upon any Disbursement Instructions delivered to the Escrow Agent for the disbursement of Escrow Funds under this Agreement if such Disbursement Instructions are not:

(i)	in writing,

(ii)	signed by representatives of both Parties, and

(iii)	delivered to, and able to be authenticated by, the Escrow Agent in accordance with Section 3.3 below.

(i) Upon request by any Party, the Escrow Agent will set up each Party with on-line access to the account(s) established pursuant to this Agreement, which each Party can use to view and verify transaction on such account(s).

(j) A Party may specify in a written notice for the disbursement of funds whether such Escrow Funds shall be disbursed by way of wire transfer or check. If the written notice for the disbursement of funds does not so specify the disbursement means, Escrow Agent may disburse the Escrow Funds by wire transfer.

ARTICLE 2

PROVISIONS CONCERNING THE ESCROW AGENT

Section 2.1 Acceptance by Escrow Agent. The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a) The Escrow Agent may act in reliance upon any signature reasonably believed by it to be genuine, and may assume that any person who has been designated by the Placement Agent or the Company to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions. The Escrow Agent shall be entitled to rely upon any order, judgment, opinion, or other writing delivered to it in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof.

(b) The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith. The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(c) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(d) The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than the Escrow Agent’s obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be to the extent not prohibited by applicable law (i) to accept checks or other instruments for the payment of money and wire transfers delivered to the Escrow Agent for the Escrow Account and deposit said checks and wire transfers into the non-interest bearing Escrow Account, and (ii) to disburse or refrain from disbursing the Escrow Funds as stated above, provided that the checks received by the Escrow Agent have been collected and are available for withdrawal. The Escrow Agent makes no representation as to the validity, value, genuineness or collectability of any security or other document or instrument held by or delivered to it.

(e) The Escrow Agent shall be obligated to perform only such duties as are expressly set forth in this Agreement. No implied covenants or obligations shall be inferred from this Agreement against the Escrow Agent, nor shall the Escrow Agent be bound by the provisions of any agreement by the Company beyond the specific terms hereof. Without limiting the foregoing, the Escrow Agent shall dispose of the Escrow Funds in accordance with the express provisions of this Agreement, and has not reviewed and shall not make, be required to make or be liable in any manner for its failure to make, any determination under the Transaction Documents, or any other agreement, including, without limitation, any determination of whether (i) the Company has complied with the terms of the Transaction Documents, (ii) an investment in the Shares is suitable for the proposed Investors, or (iii) the Transaction Documents comply with applicable securities laws.

(f) No provision of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. The Escrow Agent is acting under this Agreement as a stakeholder only and shall be considered an independent contractor with respect to each Party. No term or provision of this Agreement is intended to create, nor shall any such term or provision be deemed to have created, any trust, joint venture, partnership, or debtor/creditor relationship between or among the Escrow Agent and any of the Parties.

(g) In no event shall the Escrow Agent be liable for any lost profits, lost savings or other special, exemplary, consequential or incidental damages even if the Escrow Agent has been advised of the likelihood of such loss or damage.

Section 2.2. Indemnification. The Placement Agent and the Company agree, jointly and severally, to indemnify and hold the Escrow Agent and its employees, officers, directors and agents harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney’s fees) claimed against or incurred by the Escrow Agent arising out of or related, directly or indirectly, to this Agreement unless caused by the Escrow Agent’s gross negligence or willful misconduct. The Placement Agent and the Company agree, jointly and severally, to pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Funds incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent with respect to any amounts that it is obligated to pay in the way of such taxes. The Escrow Agent shall not incur any liability for performing or not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent, including, without limitation, war (whether declared or existing), revolution, insurrection, riot, civil commotion, accident, fire, explosion, stoppage of labor, strikes and other differences with employees; the act, failure or neglect of the parties hereto (other than the Escrow Agent) or any of their agents; any delay, error, omission or default of any mail, courier, facsimile or wireless agency or operator; or the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. The terms of this paragraph shall survive termination of this Agreement.

Section 2.3. Limitation of Liability. THE ESCROW AGENT SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (I) DAMAGES, LOSSES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES, LOSSES OR EXPENSES WHICH HAVE BEEN FINALLY ADJUDICATED TO HAVE DIRECTLY RESULTED FROM THE ESCROW AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSSES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

Section 2.4. Resignation and Termination of the Escrow Agent. The Escrow Agent may resign at any time by giving 30 days’ prior written notice of such resignation to the Placement Agent and the Company. Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold as depositary the Escrow Funds that it receives until the end of such 30-day period. In such event, the Escrow Agent shall not take any action, other than receiving and depositing the Investor’s checks and wire transfers in accordance with this Agreement, until the Company has designated a banking corporation, trust company, attorney or other person as successor. Upon receipt of such written designation signed by the Placement Agent and the Company, the Escrow Agent shall promptly deliver the Escrow Funds to such successor and shall thereafter have no further obligations hereunder. If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor. In either case provided for in this paragraph, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

Section 2.5 Termination. The Company and the Placement Agent may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least 30 days from the date of such notice. In the event of such termination, the Company and the Placement Agent shall, within 30 days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and the Placement Agent, turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if the Company and the Placement Agent fail to appoint a successor escrow agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof. Upon receipt of the Escrow Funds, the successor escrow agent shall become the escrow agent hereunder and shall be bound by all of the provisions hereof and the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds and under this Agreement.

Section 2.6 Compensation. The Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to compensation as stated in the schedule attached hereto as Schedule I, which fee shall be paid by the Company upon the signing of this Agreement. In addition, the Company shall be obligated to reimburse the Escrow Agent for all fees, costs and expenses incurred or that become due in connection with this Agreement or the Escrow Account, including reasonable attorney’s fees. Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of the Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission. To the extent the Escrow Agent has incurred any such expenses, or any such fee becomes due, prior to any closing, the Escrow Agent shall advise the Company and the Company shall direct all such amounts to be paid directly at any such closing. The terms of this paragraph shall survive termination of this Agreement.

Section 2.7. Merger or Consolidation. Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party, shall be and become the successor escrow agent under this Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

Section 2.8. Attachment of Escrow Funds; Compliance with Legal Orders. In the event that any Escrow Funds shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Escrow Funds, the Escrow Agent is hereby expressly authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction. In the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any Party or to any other person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

Section 2.9 Force Majeure. The Escrow Agent shall not be responsible or liable for any failure or delay in the performance of its obligation under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; wars; acts of terrorism; civil or military disturbances; sabotage; epidemic; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental action; it being understood that the Escrow Agent shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

Section 2.10 Compliance with Legal Orders. The Escrow Agent shall be entitled to consult with legal counsel in the event that a question or dispute arises with regard to the construction of any of the provisions hereof, and shall incur no liability and shall be fully protected in acting in accordance with the advice or opinion of such counsel.

Section 2.11 No Financial Obligation. The Escrow Agent shall not be required to use its own funds in the performance of any of its obligations or duties or the exercise of any of its rights or powers, and shall not be required to take any action which, in the Escrow Agent’s sole and absolute judgment, could involve it in expense or liability unless furnished with security and indemnity which it deems, in its sole and absolute discretion, to be satisfactory.

ARTICLE 3

MISCELLANEOUS

Section 3.1. Successors and Assigns. This Agreement shall be binding on and inure to the benefit of each Party and the Escrow Agent and their respective successors and permitted assigns. No other persons shall have any rights under this Agreement. No assignment of the interest of any of the Parties shall be binding unless and until written notice of such assignment shall be delivered to the other Parties and the Escrow Agent and shall require the prior written consent of the other Parties and the Escrow Agent (such consent not to be unreasonably withheld).

Section 3.2. Escheat. Each Party is aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state. The Escrow Agent shall have no liability to any of the Parties, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Funds escheat by operation of law.

Section 3.3. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

If to The Placement Agent:

EF HUTTON,

division of Benchmark Investments, LLC

590 Madison Avenue, 39th Floor

New York, New York 10022

Attention: Zachary Blumenthal

Phone: 1 (516) 946-2205

Email: zblumenthal@efhuttongroup.com

If to the Company:

Stran & Company, Inc.

2 Heritage Drive, Suite 600

Quincy, MA 02171

Attention: Andrew Shape, Chief Executive Officer

Phone: (617) 501-7423

Email: andyshape@stran.com

If to Escrow Agent:

Salem Five Cents Savings Bank

210 Essex Street

Salem, Massachusetts 01970

Attention: Nathan Buckley

Phone: 978-720-4163

Email: Nathan.Buckley@Salemfive.com

Section 3.4. Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Each Party and Escrow Agent hereby consents to the exclusive personal jurisdiction of the courts located in the Commonwealth of Massachusetts in the event of a dispute arising out of or under this Agreement. Each Party and Escrow Agent hereby irrevocably waives any objection to the laying of the venue of any suit, action or proceeding and irrevocably submits to the exclusive jurisdiction of such court in such suit, action or proceeding.

Section 3.5. Entire Agreement. This Agreement and the Schedules and Exhibits attached hereto (as updated from time to time in accordance herewith) set forth the entire agreement and understanding of the parties related to the Escrow Account.

Section 3.6. Amendment. This Agreement may be amended, modified, superseded, rescinded, or canceled only by a written instrument executed by each of the Parties and the Escrow Agent.

Section 3.7. Waivers. The failure of any party to this Agreement at any time or times to require performance of any provision under this Agreement shall in no manner affect the right at a later time to enforce the same performance. A waiver by any party to this Agreement of any such condition or breach of any term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall neither be construed as a further or continuing waiver of any such condition or breach nor a waiver of any other condition or breach of any other term, covenant, representation, or warranty contained in this Agreement.

Section 3.8. Headings. Section headings of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Agreement.

Section 3.9. Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

Section 3.10. Waiver of Jury Trial. EACH OF THE PARTIES HERETO AND THE ESCROW AGENT EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN RESOLVING ANY CLAIM OR COUNTERCLAIM RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 3.11 Form of Signature. The Parties and the Escrow Agent agree to accept a facsimile or email PDF transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided, however, that each party who produces a facsimile or email PDF signature agrees, by the express terms hereof, if requested by another party hereto, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

Section 3.12 Termination. This Agreement will terminate upon the Termination Date.

Section 3.13 Anti-Terrorism/Anti-Money Laundering Laws.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT - To help the United States government fight the funding of terrorism or money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for the parties to this Agreement: the Escrow Agent will ask for your name, address, date of birth, and other information that will allow the Escrow Agent to identify you (e.g., your social security number or tax identification number.) The Escrow Agent may also ask to see your driver’s license or other identifying documents (e.g., passport, evidence of formation of corporation, limited liability company, limited partnership, etc., certificate of good standing.)

[The balance of this page intentionally left blank – signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

STRAN & COMPANY, INC.		EF HUTTON,
division of Benchmark Investments, LLC

By:	/s/ Andrew Shape	By:	/s/ Val Peters
Name:	Andrew Shape	Name:	Val Peters
Title:	Chief Executive Officer	Title:	COO

Benchmark Investments, LLC

SALEM FIVE CENTS SAVINGS BANK

By:	/s/ Nathan Buckley
Name:	Nathan Buckley
Title:	Senior Vice President

Schedule I

Fees of Escrow Agent

Acceptance Fee:	Waived

Initial Fees as they relate to acting in the capacity of Escrow Agent – includes review of the Escrow Agreement; acceptance of the Escrow appointment; setting up of Escrow Account(s) and accounting records; and coordination of receipt of Escrow Information for deposit to the Escrow Account(s). Acceptance Fee payable at time of Escrow Agreement execution.

Escrow Agent Administration Fee:	$2,500

For ordinary administrative services by Escrow Agent – includes daily routine account management; monitoring claim notices pursuant to the agreement; and disbursement of Escrow Information in accordance with the agreement.

Out-of-Pocket Expenses:	Billed At Cost

Exhibit A

FORM OF ESCROW DISBURSEMENT INSTRUCTIONS AND RELEASE NOTICE

Date:

Salem Five Cents Savings Bank

210 Essex Street

Salem, Massachusetts 01970

Attention: Nathan Buckley

Dear Mr./Ms

In accordance with the terms of an Escrow Agreement dated as of December , 2021 (the “Escrow Agreement”), by and between Stran & Company, Inc. (the “Company”), EF Hutton, division Benchmark Investments, LLC (“The Placement Agent”) and Salem Five Cents Savings Bank (the “Escrow Agent”), the Company and the Placement Agent hereby direct the Escrow Agent to distribute all of the Escrow Funds (as defined in the Escrow Agreement) in accordance with the following wire instructions:

:	$

:	$

:	$

Very truly yours,

Stran & Company, Inc.

By:
Name:
Title:

EF Hutton, division of Benchmark Investments, LLC

By:
Name:
Title:

A-123